                                    EXHIBIT 99

                              Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.

Date of Earliest Transaction

Required to be Reported:       May 10, 2010

Issuer & Symbol:               CB Richard Ellis Group, Inc. (CBG)

Address of each Reporting Person for this Form 4:

909 Montgomery Street, Suite 400, San Francisco, CA  94133

Relationship to Issuer of each Reporting Person:  10% Owner

                                    Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

May 12, 2010

RICHARD C. BLUM & ASSOCIATES, INC.    BLUM CAPITAL PARTNERS, L.P.

                                      By: Richard C. Blum & Associates, Inc.

                                          its General Partner

By: /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan

    -------------------------------       ----------------------------------

    Gregory D. Hitchan                    Gregory D. Hitchan

    Partner, Chief Operating Officer,     Partner, Chief Operating Officer,

    General Counsel and Secretary         General Counsel and Secretary

BLUM STRATEGIC GP II, L.L.C.             BLUM STRATEGIC GP III, L.L.C.

By: /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan

    -------------------------------       ----------------------------------

    Gregory D. Hitchan                    Gregory D. Hitchan

    Managing Member                       Managing Member

BLUM STRATEGIC GP III, L.P.           BLUM STRATEGIC GP IV, L.L.C

By:  Blum Strategic GP III, L.L.C.

     its General Partner

By: /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan

    -------------------------------       ----------------------------------

    Gregory D. Hitchan                    Gregory D. Hitchan

    Managing Member                       Managing Member

BLUM STRATEGIC GP IV, L.P.            SADDLEPOINT PARTNERS GP, L.L.C.

By:  Blum Strategic GP IV, L.L.C.     By:  Blum Capital Partners, L.P.

     its General Partner                   its Managing Member

                                      By:  Richard C. Blum & Associates, Inc.

                                           its General Partner

By: /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan

    -------------------------------       ----------------------------------

    Gregory D. Hitchan                    Gregory D. Hitchan

    Managing Member                       Partner, Chief Operating Officer,

                                          General Counsel and Secretary